    As filed with the Securities and Exchange Commission on August 1, 1995
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                ______________


                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 1, 1995



                     HEALTH CARE PROPERTY INVESTORS, INC.
            (Exact name of registrant as specified in its charter)





            MARYLAND                     1-8895                33-0091377
  (State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)                File No.)          Identification No.)



                     10990 WILSHIRE BOULEVARD, SUITE 1200
                         LOS ANGELES, CALIFORNIA 90024

              (Address of principal executive offices) (Zip Code)
                               ________________



       Registrant's telephone number, including area code (310) 473-1990



================================================================================



                 An Exhibit Index is on page 4 of this report.

ITEM 5.  OTHER EVENTS

            On July 29, 1993, Health Care Property Investors, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-66676) (the "Registration Statement") relating to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of an initial public offering price of up to $200,000,000 of common stock, par value $1.00 per share (the "Common Stock"), preferred stock, par value $1.00 per share, and unsecured debt securities of the Company, which Registration Statement was declared effective on August 19, 1993.

            On September 9, 1993, the Company entered into a distribution agreement (the "Distribution Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as agent, pursuant to which the Company agreed to issue and sell up to $75,000,000 aggregate initial offering price of Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the "Notes"), to or through the agent. The Distribution Agreement was amended by Amendment No. 1 on December 21, 1994 to add Goldman, Sachs & Co. ("Goldman Sachs") as an agent. On August 1, 1995, the Company, Merrill Lynch and Goldman Sachs entered into Amendment No. 2 to the Distribution Agreement which increased the aggregate initial offering price of Medium-Term Notes to be issued to $149,975,000. As of August 1, 1995, $63,000,000 aggregate principal amount of the Notes has been issued. Amendment No. 2 to the Distribution Agreement is attached hereto as Exhibit 1.6.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement (File No. 33-66676).

            1.6 Amendment No. 2 to Distribution Agreement Dated September 9, 1993, dated August 1, 1995 among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

            10.40 Fiscal Agency Agreement dated November 8, 1993 between Health Care Property Investors, Inc., as Issuer, and Chemical Bank, as Trustee.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEALTH CARE PROPERTY INVESTORS, INC.



Date:  August 1, 1995            By:       JAMES G. REYNOLDS
                                    ----------------------------------------
                                       Name:   James G. Reynolds
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit
- -------
1.6       Amendment No. 2 to Distribution Agreement Dated
          September 9, 1993, dated August 1, 1995 among the
          Company, Merrill Lynch & Co., Merrill Lynch, Pierce,
          Fenner & Smith Incorporated and Goldman, Sachs & Co.

10.40 Fiscal Agency Agreement dated November 8, 1993 between Health Care Property Investors, Inc., as Issuer, and Chemical Bank, as Trustee.


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